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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                           -------------------

                                 FORM 8-K

                              CURRENT REPORT

                           -------------------

                       Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934



                                 May 31, 1996
                      ---------------------------------
                      (Date of earliest event reported)


                    CONTINENTAL MORTGAGE AND EQUITY TRUST
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



            California                0-10503             94-2738844
     -----------------------     ----------------      --------------------
     (State of incorporation     (Commission File      (IRS Employer
      or organization)            Number)               Identification No.)



10670 North Central Expressway
Suite 300
Dallas, Texas                                   75231
- ----------------------------------------      ---------
(Address of principal executive offices)      (Zip Code)



Registrant's telephone number, including area code:  (214) 692-4700
                                                     --------------


                                Not Applicable
        -------------------------------------------------------------
        (Former name or former address, if changed since last report)

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Item 5.   Other Events.

     On May 31, 1996, the shareholders of Continental Mortgage and Equity Trust (the "Trust") approved an amendment to the Trust's Declaration of Trust which
(i) repealed the limitation on the period to time which the Trust may hold investments in equity securities and (ii) repealed the limitation on the Trust's ability to invest in certain unimproved, non-income producing property. This amendment was approved at the Annual Meeting of Shareholders held on May 31, 1996.


Item 7.   Financial Statements and Exhibits.

     The following documents are filed as exhibits to this Current Report:

     3 Amendment No. 3 to the Second Amended and Restated Declaration of Trust of Continental Mortgage and Equity Trust dated as of May 31, 1996.


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   CONTINENTAL MORTGAGE AND EQUITY TRUST



Dated:  June 6, 1996               By: /s/ Randall M. Paulson
                                       ---------------------------------
                                       Randall M. Paulson
                                       President